UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ITEM 8.01.  AMENDMENT TO UNIT REPURCHASE PROGRAM.

On August 9, 2019, the board of managers (the “Board”) of TriLinc Global Impact Fund, LLC (the “Company”) approved the Fourth Amended and Restated Unit Repurchase Program (the “Amended URP”). The Company amended the basis on which it will honor repurchase requests in the event repurchase requests exceed the existing limitations of the program beginning with redemption requests to be processed for the third quarter of 2019, on September 30, 2019 (the “URP Effective Date”).

Subject to the limitations of the Amended URP, beginning on the URP Effective Date, if the Company cannot repurchase all units presented for repurchase in any quarter because of the limitations on repurchases set forth in the program, then the Company will honor repurchase requests in the following order of priority (unless the Company’s board of managers determines that the Company will not repurchase units in that quarter):

•

first, the Company will repurchase units pursuant to repurchase requests made in connection with the death or disability of a unitholder (or on a pro rata basis among such requests if less than all of such death or disability requests can be satisfied);

•

second, the Company will repurchase units pursuant to any repurchase request that has been carried over from one or more previous quarterly periods where the value of the units that have not yet been repurchased pursuant to such request (with the value calculated as the number of units multiplied by the estimated net asset value per unit for units of that class, as most recently disclosed by the Company in a filing with the SEC) is less than $2,500 (or on a pro rata basis among such requests if less than all of such requests carried over from prior periods can be satisfied); and

•	third, the Company will repurchase units pursuant to all other repurchase requests on a pro rata basis.

Accordingly, the Amended URP will supersede and replace the Company’s current unit repurchase program as of the URP Effective Date. This Current Report on Form 8-K serves as the written notification of an amendment per the terms of the current unit repurchase program.

The preceding summary of the Amended URP does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Unit Repurchase Program, a copy of which is filed herewith as Exhibit 4.1, and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

The following Exhibit is filed as part of this report.

Exhibit 4.1 Fourth Amended and Restated Unit Repurchase Program

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains forward-looking statements (including, without limitation, future redemptions pursuant to the Amended URP) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of the Company’s investments, the level of participation in the Amended URP, and those risks set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

August 13, 2019	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer